Exhibit 1.01

Nabors Industries Ltd.

Conflict Minerals Report

For the Year Ended December 31, 2025

It is the policy of Nabors Industries Ltd. and its consolidated subsidiaries (“Nabors,” “we” or “our”) to comply with all applicable laws, rules and regulations, as described in Nabors’ Code of Business Conduct (available at www.nabors.com).

To implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Securities and Exchange Commission (the “SEC”) issued Release No. 34-67716 and adopted Rule 13p-1 (“Rule 13p-1”) of the Securities Exchange Act of 1934, as amended. Rule 13p-1 states that “[e]very registrant that files reports with the Commission under Sections 13(a) (15 U.S.C. 78m(a)) or 15(d) (15 U.S.C. 78o(d)) of the Exchange Act, having conflict minerals that are necessary to the functionality or production of a product manufactured or contracted by that registrant to be manufactured, shall file a report on Form SD within the period specified in that Form disclosing the information required by the applicable items of Form SD as specified in that Form (17 CFR 249b.400).” We have asked our suppliers to cooperate with us as we comply with the Rule 13p-1 and expect them to ask their suppliers to do the same.

This is Nabors’ Conflict Minerals Report for the year ended December 31, 2025. This Conflict Minerals Report was prepared in accordance with the provisions of Rule 13p-1 and the SEC’s Form SD.

Terms used throughout this Conflict Minerals Report are as defined in Rule 13p-1, Form SD and Release No. 34-67716.

Overview

Nabors owns and operates one of the world’s largest land-based drilling rig fleets and is a provider of offshore platform rigs in the United States and international markets. Nabors also provides performance software, directional drilling services, tubular running services and innovative technologies for its own rig fleet and those operated by third parties. In addition, Nabors manufactures advanced drilling equipment and provides drilling rig instrumentation. Also, Nabors has a portfolio of technologies designed to drive energy efficiency and emissions reductions for both itself and third-party customers.

As of December 31, 2025, we own and operate approximately:

•	242 actively marketed rigs for land-based drilling operations in the United States and various countries throughout the world; and
•	27 actively marketed rigs for offshore drilling operations in the United States and multiple international markets.

We are subject to Rule 13p-1 to the extent that products we manufacture contain conflict minerals necessary to their functionality or production.  The SEC defines the term “conflict minerals” to include cassiterite, columbite-tantalite, gold, wolframite and their derivatives, which are limited to tin, tantalum and tungsten.  In this Conflict Minerals Report, we refer to tin, tantalum, tungsten and gold collectively as the “3TG Minerals.”

This Conflict Minerals Report relates to products that were manufactured or contracted to be manufactured for the period covered by this report that contain 3TG Minerals that we had reason to believe may have originated in Covered Countries (as defined below) and may not have come from recycled or scrap sources. For the period covered by this Conflict Mineral Report these products are top drives, catwalks, automated floor wrenches, casing running tools, drawworks, control systems, offshore handling equipment, remote valve actuators and related products and instrumentation.

Due Diligence

Reasonable Country of Origin Inquiry

In order to perform a reasonable country of origin inquiry to determine whether any 3TG Minerals included in our products originated in the Democratic Republic of the Congo or adjoining countries (the “Covered Countries”), we first identified products we manufacture that contain vendor-supplied components with 3TG Minerals necessary to the functionality or production of the product.  We then compiled a list of all vendors that provide components or other materials for those products.  We contacted our suppliers and request that they complete the Conflict Mineral Reporting Template (CMRT), a survey developed by the Responsible Minerals Initiative (RMI). The CMRT is a common survey used to identity smelters or refiners. We used the CMRT to survey those vendors to determine the following:

•	whether any of the components supplied to us contained 3TG Minerals;
•	if 3TG Minerals were included in the components, which smelters were used by the vendor and its supply chain;
•	whether any of the smelters have not been certified as conflict-free by the RMI;
•	whether the vendor has its own due diligence process; and
•	whether the vendor has a policy regarding conflict minerals.

Based on the responses, vendors were placed into one of the following categories:

•	Conformant: Conformant facilities are those that have successfully completed an assessment against the applicable RMI standard. RMI assessments are backward-looking. The assessment evaluates facilities’ due diligence systems and processes to conform with the RMI standards. It is not a material validation assessment.
•	Not Listed: Vendor reported a smelter that was not included in the RMI Active and Conformant Facilities List;
•	Active: Active facilities are those that have committed to undergo a Responsible Minerals Assurance Process (RMAP) assessment, completed the relevant documents, and scheduled the on-site assessment. These may be in the pre-assessment, assessment, or corrective-action phases of the assessment;
•	Undeterminable: the products provided to us by the vendor may include 3TG Minerals, but the vendor has not yet finished its own due diligence and is unable to respond;
•	Insufficient Response: the vendor’s response is insufficient for classification in the categories above; or
•	Unresponsive: the vendor has not responded to the inquiry.

Only responses received as of May 13, 2026, were used in creating this Conflict Minerals Report. These responses are listed in the table on Appendix A. Not all of our vendors have responded.  Every survey received was reviewed and, based upon the responses, we undertook further efforts with certain vendors to determine whether the 3TG Minerals in components supplied by those vendors originated in the Covered Countries from sources that directly or indirectly finance or benefit armed groups in the Covered Countries.

Due Diligence Standard

Our due diligence framework for 3TG Minerals is generally based on the OECD Due Diligence Guidelines for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Second Edition (the “OECD Guidelines”).  Both the OECD Guidelines and the CMRT template discussed above are nationally and/or internationally recognized frameworks.

Due Diligence Process

Based on the OECD Guidelines, we have designed our due diligence program to gather information, establish company management systems, identify and assess risks in the supply chain, design and implement a strategy to respond to identified risks and report annually on supply chain due diligence.  Our specific actions include communicating and interacting with vendors using the CMRT template. We enhance our contracting procedures to include conflict mineral-specific requirements.  We report periodically to our Risk Oversight Committee of the Board of Directors with respect to our compliance obligations.  We may carry out third-party audits of our diligence practices as may be appropriate in the future.

Audit of Supply Chain Due Diligence

Pursuant to guidance from the SEC, only companies who elect to claim their products are “Conflict Free” are subject to an independent private sector audit. We are not making such claim here, and, consequently, this report was not audited.

As indicated in the Form SD, this Report is publicly available on our website at www.nabors.com.

Due Diligence Results

We are not a vertically integrated manufacturer, do not have a direct relationship with any 3TG Mineral smelters and make no purchases in the Covered Countries.  However, we conducted an analysis of our products and found that 3TG Minerals are included in certain vendor-supplied components incorporated into some of our products, such as top drives, catwalks, automated floor wrenches, casing running tools, drawworks, control systems, offshore handling equipment, remote valve actuators and related products and instrumentation.  While we are several levels removed from the actual mining of conflict minerals, in accordance with Rule 13p-1, we conducted a reasonable country of origin inquiry for the 3TG Minerals included in our products and due diligence on the source and chain custody of potential conflict minerals. As described below, our due diligence efforts remain ongoing.

Continuing Steps to Mitigate Risk

Continuing Steps

Our diligence efforts are continuing, and we continue to follow up with vendors in the Not Conflict Free, Undeterminable, Insufficient Response and Unresponsive categories in order to increase the rate of response to the CMRT template survey and identify the sources of 3TG Minerals necessary to the function or production of products we manufacture.  In addition, our contract procedures require vendors to respond to conflict mineral-related inquires and provide us with other related information.  We continue our efforts to further develop our conflict minerals program and build transparency over our supply chain in accordance with the OECD Guidance.

Inherent Limitations on Due Diligence Measures

As a downstream purchaser and user of conflict minerals, our due diligence measures can provide only reasonable, not absolute, assurance regarding the source and chain of custody of the necessary conflict minerals. Our due diligence processes are based on the necessity of seeking data from our vendors and those vendors seeking similar information within their supply chains to identify the original sources of the necessary conflict minerals. To determine whether any 3TG was sourced from a Covered Country, we relied on our vendors responding with accurate information. Such sources of information may yield inaccurate or incomplete information and may be subject to fraud. Some of our vendors were nonresponsive and many were uncertain. We have undertaken measures to verify responses and minimize these limitations but cannot guarantee the accuracy of the responses provided.

Appendix A

Metal	Smelter Name/Smelter Look-up	Smelter Country	Smelter Identification Number	Status
Tungsten	A.L.M.T. Corp.	JAPAN	CID000004	Conformant
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA	CID000015	Conformant
Gold	Aida Chemical Industries Co., Ltd.	JAPAN	CID000019	Conformant
Gold	Agosi AG	GERMANY	CID000035	Conformant
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	CID000041	Conformant
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL	CID000058	Conformant
Gold	Argor-Heraeus S.A.	SWITZERLAND	CID000077	Conformant
Gold	Asahi Pretec Corp.	Japan	CID000082	Conformant
Gold	Asaka Riken Co., Ltd.	JAPAN	CID000090	Conformant
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	CID000103	Not Listed
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA	CID000105	Conformant
Gold	Aurubis AG	GERMANY	CID000113	Conformant
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	CID000128	Conformant
Gold	Boliden Ronnskar	SWEDEN	CID000157	Conformant
Gold	C. Hafner GmbH + Co. KG	GERMANY	CID000176	Conformant
Gold	Caridad	MEXICO	CID000180	Not Listed
Gold	CCR Refinery - Glencore Canada Corporation	CANADA	CID000185	Conformant
Gold	Cendres + Metaux S.A.	SWITZERLAND	CID000189	Not Listed
Gold	Yunnan Copper Industry Co., Ltd.	CHINA	CID000197	Not Listed
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	CID000211	Conformant

Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	CID000218	Conformant
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	CID000228	Conformant
Gold	Chimet S.p.A.	ITALY	CID000233	Conformant
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	CID000258	Conformant
Gold	Chugai Mining	JAPAN	CID000264	Conformant
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	CID000281	Not Listed
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA	CID000291	Conformant
Tin	Alpha Assembly Solutions Inc	UNITED STATES OF AMERICA	CID000292	Conformant
Tin	Smelter not listed	INDONESIA	CID000309	Not Listed
Tin	PT Premium Tin Indonesia	INDONESIA	CID000313	Conformant
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	CID000343	Not Listed
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	CID000359	Conformant
Tin	Dongguan Best Alloys Co., Ltd.	CHINA	CID000377	Conformant
Gold	Dowa	JAPAN	CID000401	Conformant
Tin	Dowa	JAPAN	CID000402	Conformant
Gold	Eco-System Recycling Co., Ltd. East Plant	JAPAN	CID000425	Conformant
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	CID000438	Conformant
Tin	Estanho de Rondonia S.A.	BRAZIL	CID000448	Conformant
Tantalum	Smelter not listed	UNITED STATES OF AMERICA	CID000456	Not Listed
Tantalum	F&X Electro-Materials Ltd.	CHINA	CID000460	Conformant
Tin	Smelter not listed	GERMANY	CID000466	Conformant
Tin	Fenix Metals	POLAND	CID000468	Conformant

Gold	JSC Novosibirsk Refinery	RUSSIAN FEDERATION	CID000493	Not Listed
Tungsten	Smelter not listed	CHINA	CID000499	Not Listed
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA	CID000522	Not Listed
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	CID000538	Conformant
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	CID000555	Not Listed
Tungsten	Global Tungsten & Powders LLC	UNITED STATES OF AMERICA	CID000568	Conformant
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA	CID000616	Conformant
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	CID000651	Not Listed
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	CID000671	Not Listed
Gold	LT Metal Ltd.	KOREA, REPUBLIC OF	CID000689	Conformant
Gold	Heimerle + Meule GmbH	GERMANY	CID000694	Conformant
Gold	Heraeus Metals Hong Kong Ltd.	CHINA	CID000707	Conformant
Gold	Heraeus Germany GmbH Co. KG	GERMANY	CID000711	Conformant
Tungsten	Smelter not listed	CHINA	CID000766	Not Listed
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000767	Not Listed
Tungsten	Hunan Jintai New Material Co., Ltd.	CHINA	CID000769	Not Listed
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA	CID000773	Not Listed
Gold	HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF	CID000778	Not Listed
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	CID000801	Conformant
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	CID000807	Conformant
Gold	Istanbul Gold Refinery	TURKEY	CID000814	Conformant
Gold	Japan Mint	JAPAN	CID000823	Conformant

Tungsten	Japan New Metals Co., Ltd.	JAPAN	CID000825	Conformant
Tin	Smelter not listed	BELGIUM	CID000835	Not Listed
Gold	Jiangxi Copper Co., Ltd.	CHINA	CID000855	Conformant
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	CID000875	Not Listed
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	CID000914	Conformant
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	CID000917	Conformant
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA	CID000920	Conformant
Gold	Asahi Refining Canada Ltd.	CANADA	CID000924	Conformant
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	CID000927	Not Listed
Gold	JSC Uralelectromed	RUSSIAN FEDERATION	CID000929	Not Listed
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	CID000937	Conformant
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	CID000942	Not Listed
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	CID000956	Not Listed
Gold	Kazzinc	KAZAKHSTAN	CID000957	Conformant
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA	CID000966	Conformant
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA	CID000969	Conformant
Gold	Kojima Chemicals Co., Ltd.	JAPAN	CID000981	Conformant
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	CID001029	Not Listed
Gold	L'azurde Company For Jewelry	SAUDI ARABIA	CID001032	Not Listed
Gold	Lingbao Gold Co., Ltd.	CHINA	CID001056	Not Listed
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	CID001058	Not Listed
Tin	China Tin Group Co., Ltd.	CHINA	CID001070	Conformant

Tantalum	AMG Brasil	BRAZIL	CID001076	Conformant
Gold	LS MnM Inc.	KOREA, REPUBLIC OF	CID001078	Conformant
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	CID001093	Not Listed
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	CID001105	Not Listed
Gold	Materion	UNITED STATES OF AMERICA	CID001113	Conformant
Gold	Matsuda Sangyo Co., Ltd.	JAPAN	CID001119	Conformant
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA	CID001142	Conformant
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	CID001147	Conformant
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	CID001149	Conformant
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	CID001152	Conformant
Gold	Metalor Technologies S.A.	SWITZERLAND	CID001153	Conformant
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA	CID001157	Conformant
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO	CID001161	Conformant
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	CID001163	Conformant
Tin	Mineracao Taboca S.A.	BRAZIL	CID001173	Conformant
Tantalum	Mineracao Taboca S.A.	BRAZIL	CID001175	Conformant
Tin	Minsur	PERU	CID001182	Conformant
Gold	Mitsubishi Materials Corporation	JAPAN	CID001188	Conformant
Tin	Mitsubishi Materials Corporation	JAPAN	CID001191	Conformant
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001192	Conformant
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001193	Conformant
Tantalum	NPM Silmet AS	ESTONIA	CID001200	Conformant

Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	CID001204	Not Listed
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY	CID001220	Conformant
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA	CID001231	Active
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	CID001236	Conformant
Gold	Nihon Material Co., Ltd.	JAPAN	CID001259	Conformant
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	CID001277	Conformant
Tin	Novosibirsk Tin Combine	RUSSIAN FEDERATION	CID001305	Not Listed
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	CID001314	Conformant
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	CID001325	Conformant
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	CID001326	Not Listed
Tin	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)	CID001337	Conformant
Gold	MKS PAMP SA	SWITZERLAND	CID001352	Conformant
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	CID001362	Not Listed
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	CID001386	Not Listed
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	CID001397	Conformant
Tin	Smelter not listed	INDONESIA	CID001399	Active
Tin	Smelter not listed	INDONESIA	CID001402	Not Listed
Tin	Smelter not listed	INDONESIA	CID001406	Not Listed
Tin	Smelter not listed	INDONESIA	CID001419	Not Listed
Tin	Smelter not listed	INDONESIA	CID001421	Not Listed
Tin	Smelter not listed	INDONESIA	CID001428	Not Listed
Tin	PT Mitra Stania Prima	INDONESIA	CID001453	Conformant

Tin	PT Panca Mega Persada	INDONESIA	CID001457	Not Listed
Tin	PT Prima Timah Utama	INDONESIA	CID001458	Conformant
Tin	Smelter not listed	INDONESIA	CID001460	Not Listed
Tin	Smelter not listed	INDONESIA	CID001463	Not Listed
Tin	Smelter not listed	INDONESIA	CID001468	Not Listed
Tin	PT Timah Tbk Kundur	INDONESIA	CID001477	Conformant
Tin	PT Timah Tbk Mentok	INDONESIA	CID001482	Conformant
Tin	Smelter not listed	INDONESIA	CID001486	Not Listed
Tin	Smelter not yet identified	INDONESIA	CID001490	Not Listed
Tin	Smelter not listed	INDONESIA	CID001493	Not Listed
Gold	PX Precinox S.A.	SWITZERLAND	CID001498	Conformant
Tantalum	QuantumClean	UNITED STATES OF AMERICA	CID001508	Conformant
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	CID001512	Conformant
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA	CID001522	Conformant
Gold	Royal Canadian Mint	CANADA	CID001534	Conformant
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA	CID001539	Conformant
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA	CID001546	Not Listed
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF	CID001555	Not Listed
Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF	CID001562	Not Listed
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN	CID001585	Conformant
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	CID001619	Not Listed
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	CID001622	Conformant

Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	CID001736	Conformant
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	CID001756	Not Listed
Tin	Smelter not listed	BRAZIL	CID001758	Conformant
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	CID001761	Conformant
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	CID001769	Not Listed
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798	Conformant
Gold	Super Dragon Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID001810	Not Listed
Tantalum	Taki Chemical Co., Ltd.	JAPAN	CID001869	Conformant
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875	Conformant
Tantalum	Telex Metals	UNITED STATES OF AMERICA	CID001891	Conformant
Tin	Thaisarco	THAILAND	CID001898	Conformant
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	CID001908	Not Listed
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	CID001909	Not Listed
Gold	Shandong Gold Smelting Co., Ltd.	CHINA	CID001916	Conformant
Gold	Tokuriki Honten Co., Ltd.	JAPAN	CID001938	Conformant
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	CID001947	Not Listed
Gold	Torecom	KOREA, REPUBLIC OF	CID001955	Not Listed
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	CID001969	Conformant
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	CID001980	Conformant
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	CID001993	Conformant
Gold	Valcambi S.A.	SWITZERLAND	CID002003	Conformant
Tungsten	Smelter not listed	VIET NAM	CID002011	Not Listed

Tin	VQB Mineral and Trading Group JSC	VIET NAM	CID002015	Not Listed
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA	CID002030	Conformant
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL	CID002036	Conformant
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA	CID002044	Active
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	CID002082	Conformant
Gold	Yamakin Co., Ltd.	JAPAN	CID002100	Conformant
Gold	Yokohama Metal Co., Ltd.	JAPAN	CID002129	Conformant
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	CID002158	Not Listed
Tin	Tin Smelting Branch of Yunnan Tin Co., Ltd.	CHINA	CID002180	Conformant
Gold	Smelter not listed	CHINA	CID002214	Not Listed
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224	Conformant
Tantalum	Smelter not listed	CHINA	CID002232	Not Listed
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA	CID002243	Conformant
Gold	Morris and Watson	NEW ZEALAND	CID002282	Not Listed
Gold	SAFINA A.S.	CZECHIA	CID002290	Conformant
Gold	Guangdong Jinding Gold Limited	CHINA	CID002312	Not Listed
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	CID002313	Not Listed
Gold	Umicore Precious Metals Thailand	THAILAND	CID002314	Not Listed
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	CID002315	Not Listed
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	CID002316	Conformant
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	CID002317	Conformant
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	CID002318	Conformant

Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	CID002319	Conformant
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	CID002320	Conformant
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	CID002321	Conformant
Tin	Smelter not listed	INDONESIA	CID002455	Not Listed
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA	CID002459	Not Listed
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	CID002468	Conformant
Tin	Smelter not listed	INDONESIA	CID002478	Not Listed
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	CID002492	Conformant
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	CID002494	Conformant
Tin	Melt Metais e Ligas S.A.	BRAZIL	CID002500	Not Listed
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM	CID002502	Conformant
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	CID002503	Conformant
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA	CID002504	Conformant
Tantalum	FIR Metals & Resource Ltd.	CHINA	CID002505	Conformant
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	CID002506	Conformant
Tantalum	Smelter not listed	CHINA	CID002508	Conformant
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	CID002509	Conformant
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND	CID002511	Conformant
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	CID002512	Conformant
Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	CHINA	CID002513	Not Listed
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE	CID002515	Not Listed
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID002516	Not Listed

Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	CID002517	Conformant
Gold	Smelter not listed	CHINA	CID002519	Not Listed
Gold	Shandong Humon Smelting Co., Ltd.	CHINA	CID002525	Not Listed
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA	CID002527	Not Listed
Tungsten	Smelter not listed	VIET NAM	CID002538	Not Listed
Tantalum	KEMET de Mexico	MEXICO	CID002539	Conformant
Tungsten	H.C. Starck Tungsten GmbH	GERMANY	CID002541	Conformant
Tungsten	TANIOBIS Smelting GmbH & Co. KG	GERMANY	CID002542	Conformant
Tungsten	Masan High-Tech Materials	VIET NAM	CID002543	Conformant
Tantalum	TANIOBIS Co., Ltd.	THAILAND	CID002544	Conformant
Tantalum	TANIOBIS GmbH	GERMANY	CID002545	Conformant
Tantalum	Smelter not listed	GERMANY	CID002547	Not Listed
Tantalum	Materion Newton Inc.	UNITED STATES OF AMERICA	CID002548	Conformant
Tantalum	TANIOBIS Japan Co., Ltd.	JAPAN	CID002549	Conformant
Tantalum	TANIOBIS Smelting GmbH & Co. KG	GERMANY	CID002550	Conformant
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	CID002551	Conformant
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA	CID002557	Conformant
Tantalum	Global Advanced Metals Aizu	JAPAN	CID002558	Conformant
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	CID002560	Not Listed
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	CID002561	Not Listed
Gold	International Precious Metal Refiners	UNITED ARAB EMIRATES	CID002562	Not Listed
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES	CID002563	Not Listed

Gold	Sudan Gold Refinery	SUDAN	CID002567	Not Listed
Tin	Smelter not listed	INDONESIA	CID002570	Conformant
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	CID002572	Not Listed
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002573	Not Listed
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002574	Not Listed
Tungsten	Smelter not listed	CHINA	CID002579	Not Listed
Gold	T.C.A S.p.A	ITALY	CID002580	Conformant
Gold	REMONDIS PMR B.V.	NETHERLANDS	CID002582	Conformant
Gold	Fujairah Gold FZC	UNITED ARAB EMIRATES	CID002584	Not Listed
Gold	Industrial Refining Company	BELGIUM	CID002587	Not Listed
Gold	Shirpur Gold Refinery Ltd.	INDIA	CID002588	Not Listed
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA	CID002589	Conformant
Tin	PT Rajehan Ariq	INDONESIA	CID002593	Conformant
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF	CID002605	Conformant
Gold	Marsam Metals	BRAZIL	CID002606	Not Listed
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN	CID002615	Conformant
Tungsten	China Molybdenum Tungsten Co., Ltd.	CHINA	CID002641	Conformant
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA	CID002645	Not Listed
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	CID002649	Not Listed
Tungsten	Smelter not listed	UZBEKISTAN	CID002660	Active
Tin	PT Cipta Persada Mulia	INDONESIA	CID002696	Conformant
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM	CID002703	Not Listed

Tungsten	Smelter not listed	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND	CID002704	Conformant
Tantalum	Smelter not listed	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND	CID002705	Conformant
Tin	Resind Industria e Comercio Ltda.	BRAZIL	CID002706	Conformant
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL	CID002707	Conformant
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA	CID002708	Conformant
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION	CID002724	Not Listed
Gold	Shenzhen CuiLu Gold Co., Ltd.	CHINA	CID002750	Not Listed
Tin	Super Ligas	BRAZIL	CID002756	Conformant
Gold	Albino Mountinho Lda.	PORTUGAL	CID002760	Not Listed
Gold	SAAMP	FRANCE	CID002761	Not Listed
Gold	L'Orfebre S.A.	ANDORRA	CID002762	Not Listed
Gold	8853 S.p.A.	ITALY	CID002763	Not Listed
Gold	Italpreziosi	ITALY	CID002765	Conformant
Tin	Aurubis Beerse	BELGIUM	CID002773	Conformant
Tin	Aurubis Berango	SPAIN	CID002774	Conformant
Tin	PT Bangka Prima Tin	INDONESIA	CID002776	Conformant
Gold	WIELAND Edelmetalle GmbH	GERMANY	CID002778	Conformant
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	CID002779	Active
Tin	Smelter not listed	INDONESIA	CID002816	Not Listed
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	CID002827	Conformant
Tungsten	ACL Metais Eireli	BRAZIL	CID002833	Not Listed

Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	VIET NAM	CID002834	Not Listed
Tin	Smelter not yet identified	INDONESIA	CID002835	Not Listed
Tantalum	Jiangxi Tuohong New Raw Material	CHINA	CID002842	Conformant
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA	CID002844	Conformant
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION	CID002845	Not Listed
Gold	AU Traders and Refiners	SOUTH AFRICA	CID002850	Not Listed
Gold	GGC Gujrat Gold Centre Pvt. Ltd.	INDIA	CID002852	Not Listed
Gold	Sai Refinery	INDIA	CID002853	Not Listed
Gold	Modeltech Sdn Bhd	MALAYSIA	CID002857	Not Listed
Tin	Modeltech Sdn Bhd	MALAYSIA	CID002858	Not Listed
Tantalum	Smelter not listed	JAPAN	CID002861	Not Listed
Gold	Bangalore Refinery	INDIA	CID002863	Conformant
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION	CID002865	Not Listed
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY	CID002867	Not Listed
Gold	Pease & Curren	UNITED STATES OF AMERICA	CID002872	Not Listed
Gold	JALAN & Company	INDIA	CID002893	Not Listed
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF	CID002918	Conformant
Gold	Planta Recuperadora de Metales SpA	CHILE	CID002919	Conformant
Gold	ABC Refinery Pty Ltd.	AUSTRALIA	CID002920	Not Listed
Gold	Safimet S.p.A	ITALY	CID002973	Not Listed
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA	CID003116	Conformant
Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA	CID003153	Not Listed

Tantalum	Smelter not listed	CHINA	CID003159	Conformant
Gold	African Gold Refinery	UGANDA	CID003185	Not Listed
Gold	Gold Coast Refinery	GHANA	CID003186	Not Listed
Gold	NH Recytech Company	KOREA, REPUBLIC OF	CID003189	Conformant
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA	CID003190	Conformant
Tantalum	Smelter not listed	CHINA	CID003191	Conformant
Tin	Smelter not listed	INDONESIA	CID003205	Not Listed
Tin	Pongpipat Company Limited	MYANMAR	CID003208	Not Listed
Gold	QG Refining, LLC	UNITED STATES OF AMERICA	CID003324	Not Listed
Tin	Tin Technology & Refining	UNITED STATES OF AMERICA	CID003325	Conformant
Gold	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES	CID003348	Not Listed
Gold	Smelter Not Listed	SPAIN	CID003350	Not Listed
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA	CID003356	Not Listed
Tin	Ma'anshan Weitai Tin Co., Ltd.	CHINA	CID003379	Not Listed
Tin	Smelter Not Listed	INDOSESIA	CID003380	Not Listed
Tin	Smelter not listed	INDONESIA	CID003381	Not Listed
Gold	CGR Metalloys Pvt Ltd.	INDIA	CID003382	Not Listed
Gold	Sovereign Metals	INDIA	CID003383	Not Listed
Tin	Luna Smelter, Ltd.	RWANDA	CID003387	Conformant
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA	CID003397	Conformant
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	CHINA	CID003401	Not Listed
Tungsten	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID003407	Conformant

Tungsten	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION	CID003408	Not Listed
Tin	Precious Minerals and Smelting Limited	INDIA	CID003409	Not Listed
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHINA	CID003410	Not Listed
Tungsten	NPP Tyazhmetprom LLC	RUSSIAN FEDERATION	CID003416	Not Listed
Tungsten	Hubei Green Tungsten Co., Ltd.	CHINA	CID003417	Conformant
Gold	C.I Metales Procesados Industriales SAS	COLOMBIA	CID003421	Not Listed
Gold	Eco-System Recycling Co., Ltd. North Plant	JAPAN	CID003424	Conformant
Gold	Eco-System Recycling Co., Ltd. West Plant	JAPAN	CID003425	Conformant
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL	CID003427	Not Listed
Tin	PT Mitra Sukses Globalindo	INDONESIA	CID003449	Conformant
Gold	Augmont Enterprises Private Limited	INDIA	CID003461	Not Listed
Gold	Kundan Care Products Ltd.	INDIA	CID003463	Not Listed
Tungsten	Cronimet Brasil Ltda	BRAZIL	CID003468	Conformant
Tin	Smelter not listed	BRAZIL	CID003474	Conformant
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL	CID003486	Active
Gold	Emerald Jewel Industry India Limited (Unit 1)	INDIA	CID003487	Not Listed
Gold	Emerald Jewel Industry India Limited (Unit 2)	INDIA	CID003488	Not Listed
Gold	Emerald Jewel Industry India Limited (Unit 3)	INDIA	CID003489	Not Listed
Gold	Emerald Jewel Industry India Limited (Unit 4)	INDIA	CID003490	Not Listed
Gold	K.A. Rasmussen	NORWAY	CID003497	Not Listed
Tantalum	Smelter not listed	CHINA	CID003498	Conformant
Gold	Alexy Metals	UNITED STATES OF AMERICA	CID003500	Not Listed

Tin	Conecsus LLC	UNITED STATES OF AMERICA	CID003504	Active
Tin	CRM Synergies	SPAIN	CID003524	Conformant
Gold	Sancus ZFS (L’Orfebre, SA)	COLOMBIA	CID003529	Not Listed
Gold	Sellem Industries Ltd.	MAURITANIA	CID003540	Not Listed
Gold	MD Overseas	INDIA	CID003548	Not Listed
Tungsten	Artek LLC	RUSSIAN FEDERATION	CID003553	Not Listed
Gold	Metallix Refining Inc.	UNITED STATES OF AMERICA	CID003557	Not Listed
Gold	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA	CID003575	Conformant
Tungsten	Smelter not listed	CHINA	CID003580	Conformant
Tin	Smelter not listed	MALAYSIA	CID003581	Not Listed
Tin	Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL	CID003582	Conformant
Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.	CHINA	CID003583	Conformant
Tungsten	Fujian Xinlu Tungsten Co., Ltd.	CHINA	CID003609	Not Listed
Tungsten	OOO “Technolom” 2	RUSSIAN FEDERATION	CID003612	Not Listed
Tungsten	OOO “Technolom” 1	RUSSIAN FEDERATION	CID003614	Not Listed
Gold	WEEEREFINING	FRANCE	CID003615	Not Listed
Gold	Gold by Gold Colombia	COLOMBIA	CID003641	Conformant
Tungsten	LLC Vostok	RUSSIAN FEDERATION	CID003643	Not Listed
Tungsten	YUDU ANSHENG TUNGSTEN CO., LTD.	CHINA	CID003662	Not Listed
Gold	Dongwu Gold Group	CHINA	CID003663	Not Listed
Gold	Sam Precious Metals	UNITED ARAB EMIRATES	CID003666	Not Listed
Gold	NOBLE METAL SERVICES	UNITED STATES OF AMERCIA	CID003690	Not Listed

Tin	Smelter not listed	MYANMAR	CID003831	Not Listed
Tin	PT Putera Sarana Shakti (PT PSS)	INDONESIA	CID003868	Conformant
Tantalum	5D Production OU	ESTONIA	CID003926	Not Listed
Tantalum	Smelter not listed	CHINA	CID003972	Not Listed
Tantalum	Smelter not listed	CHINA	CID003973	Conformant
Tungsten	HANNAE FOR T Co., Ltd.	KOREA, REPUBLIC OF	CID003978	Not Listed
Tungsten	Tungsten Vietnam Joint Stock Company	VIET NAM	CID003993	Conformant
Gold	Coimpa Industrial LTDA	BRAZIL	CID004010	Conformant
Tungsten	Nam Viet Cromit Joint Stock Company	VIET NAM	CID004034	Not Listed
Tantalum	PowerX Ltd.	RWANDA	CID004054	Conformant
Tungsten	DONGKUK INDUSTRIES CO., LTD.	KOREA, REPUBLIC OF	CID004060	Not Listed
Tin	Mining Minerals Resources SARL	CONGO, DEMOCRATIC REPUBLIC OF THE	CID004065	Conformant
Tungsten	Smelter not listed	GERMANY	CID004068	Not Listed
Tungsten	Lianyou Resources Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID004397	Conformant
Tin	Takehara PVD Materials Plant / PVD Materials Division of MITSUI MINING & SMELTING CO., LTD.	JAPAN	CID004403	Conformant
Tungsten	Shinwon Tungsten (Fujian Shanghang) Co., Ltd.	CHINA	CID004430	Conformant
Tantalum	Smelter not listed	CHINA	CID004431	Conformant
Gold	Smelter not listed	INDIA	CID004433	Not Listed
Tin	Malaysia Smelting Corporation Berhad (Port Klang)	MALAYSIA	CID004434	Conformant
Gold	SHENZHEN JINJUNWEI RESOURCE COMPREHENSIVE DEVELOPMENT CO., LTD.	CHINA	CID004435	Not Listed
Tungsten	Philippine Carreytech Metal Corp.	PHILIPPINES	CID004438	Not Listed

Gold	TITAN COMPANY LIMITED, JEWELLERY DIVISION	INDIA	CID004491	Not Listed
Gold	GG Refinery Ltd.	TANZANIA, UNITED REPUBLIC OF	CID004506	Conformant
Gold	Smelter not listed	SOUTH AFRICA	CID004604	Conformant
Gold	Smelter not listed	SOUTH AFRICA	CID004610	Conformant
Tungsten	KENEE MINING VIETNAM COMPANY LIMITED	VIET NAM	CID004619	Conformant
Tin	Smelter Not Listed	INDONESIA	CID004685	Not Listed
Tin	RIKAYAA GREENTECH PRIVATE LIMITED	INDIA	CID004692	Not Listed
Gold	Attero Recycling Pvt Ltd	INDIA	CID004697	Not Listed
Gold	Smelter Not Listed	PERU	CID004704	Active
Gold	Smelter Not Listed	PERU	CID004705	Active
Gold	Impala Platinum - Platinum Metals Refinery (PMR)	SOUTH AFRICA	CID004714	Conformant
Tin	Woodcross Smelting Company Limited	UGANDA	CID004724	Conformant
Tin	Global Advanced Metals Greenbushes Pty Ltd.	AUSTRALIA	CID004754	Conformant
Gold	Elite Industech Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID004755	Conformant
Tin	Longnan Chuangyue Environmental Protection Technology Development Co., Ltd	CHINA	CID004796	Not Listed
Tungsten	Philippine Bonway Manufacturing Industrial Corporation	PHILIPPINES	CID004797	Conformant
Tantalum	Jiangxi Sanshi Nonferrous Metals Co., Ltd	CHINA	CID004813	Active
Gold	Gasabo Gold Refinery Ltd	RWANDA	CID005006	Not Listed
Tungsten	Jing Yuan Tungsten Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID005012	Conformant
Gold	Minera Titan del Peru SRL (MTP) - Belen Plant	PERU	CID005014	Active
Tungsten	LAOS SOUTHERN MINING SMELTING SOLE CO.,LTD	LAO PEOPLE'S DEMOCRATIC REPUBLIC	CID005017	Not Listed
Tin	PT Arsed Indonesia	INDONESIA	CID005067	Conformant

Tungsten	S.P.T. spol.s r.o.	CZECHIA	CID005068	Conformant
Tin	P Kay Metal, Inc	UNITED STATES OF AMERICA	CID005189	Conformant
Tungsten	Tungamoy Metals Inc.	KOREA, REPUBLIC OF	CID005248	Conformant
Tungsten	Geo Enterprise	GEORGIA	CID005373	Not Listed
Tantalum	Naoshima Smelter & Refinery	JAPAN	CID005396	Not Listed
Gold	KGHM Polska Miedz S.A. Oddzial Huta Miedzi, Glogow	POLAND	CID005401	Not Listed
Gold	Aurubis AG, Hamburg	GERMANY	CID005476	Not Listed